SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2001

                                      BAMS

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147975
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (704) 388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2000-a

On October 25, 2001, The Bank of New York, as Trustee for BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2000, among BAMS as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 2000-a relating to the distribution date of October 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2001


                                      BAMS


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 10/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        129,235,464.20    6.943243%     8,692,460.79    747,761.06    9,440,221.84       0.00       0.00
                        AIO       133,690,209.18    0.615180%             0.00     68,536.29       68,536.29       0.00       0.00
Residual                AR                  0.00    6.943243%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,672,656.95    6.943243%         2,061.49     15,464.09       17,525.58       0.00       0.00
                        B2            445,111.64    6.943243%           343.33      2,575.43        2,918.76       0.00       0.00
                        B3            445,111.64    6.943243%           343.33      2,575.43        2,918.76       0.00       0.00
                        B4            446,105.20    6.943243%           344.09      2,581.18        2,925.27       0.00       0.00
                        B5            222,555.82    6.943243%           171.66      1,287.72        1,459.38       0.00       0.00
                        B6            223,203.90    6.943243%           172.16      1,291.47        1,463.63       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        133,690,209.36     -            8,695,896.84    842,072.66    9,537,969.50     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        120,543,003.42              0.00
                                AIO       124,994,312.34              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,670,595.47              0.00
                                B2            444,768.31              0.00
                                B3            444,768.31              0.00
                                B4            445,761.11              0.00
                                B5            222,384.16              0.00
                                B6            223,031.74              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        124,994,312.52     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    129,235,464.20     6.943243% 060506SH6    39.566579      3.403679    548.690910
                           AIO   133,690,209.18     0.615180% 060506SJ2     0.000000      0.305726    557.572847
Residual                   AR              0.00     6.943243% 060506SK9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,672,656.95     6.943243% 060506SL7     0.766352      5.748732    992.786420
                           B2        445,111.64     6.943243% 060506SM5     0.766352      5.748732    992.786414
                           B3        445,111.64     6.943243% 060506SN3     0.766352      5.748732    992.786414
                           B4        446,105.20     6.943243% 060506SP8     0.766352      5.748732    992.786430
                           B5        222,555.82     6.943243% 060506SQ6     0.766352      5.748732    992.786436
                           B6        223,203.90     6.943243% 060506SR4     0.766352      5.748732    992.786400
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     133,690,209.36       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2000-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       124,994,312.36   124,994,312.36
Loan count                    289              289
Avg loan rate           7.982923%             7.98
Prepay amount        8,592,778.28     8,592,778.28

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        28,785.41        28,785.41
Sub servicer fees            0.00             0.00
Trustee fees               501.34           501.34


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.670344%           100.000000%            129,235,464.20
   -----------------------------------------------------------------------------
   Junior            3.329656%             0.000000%              4,451,309.10
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 2,268,479.35
60 to 89 days                           1                   428,903.22
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 6                 2,697,382.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,537,969.50          9,537,969.50
Principal remittance amount            8,695,896.84          8,695,896.84
Interest remittance amount               842,072.66            842,072.66